                                                                   EXHIBIT 10.51


                            BUSINESS LEASE AGREEMENT                         LEASE NUMBER
[LOGO]                                                           -----------------------------------
-------------------------------------------                        THIS SPACE FOR LESSORS USE ONLY
6950 E. BELLEVIEW AVE., SUITE 320 -
ENGLEWOOD, CO 80111 - (303) 694-9713
                                                                 -----------------------------------
====================================================================================================
LESSEE NAME                      ADDRESS               CITY         STATE       ZIP

  INTERACTIVE TELESIS, INC.      12636 HIGH BLUFF DR #200, SAN DIEGO, CA  92130
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VENDOR NAME                      ADDRESS               CITY         STATE       ZIP
  NUANCE COMMUNICATIONS          1005 HAMILTON CT,   MENLO PARK, CA  94025
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QUANTITY               EQUIPMENT DESCRIPTION: Model No., Serial No., or other identification
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                  SEE ATTACHED SCHEDULE "A"


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EQUIPMENT LOCATION              STREET              CITY              COUNTY          STATE           ZIP

==================================================================================================================
  PAYMENT DUE DATE               RENT PAYMENTS                SALES/USE TAX    TOTAL PAYMENT   INITIAL LEASE TERM
------------------------------------------------------------------------------------------------------------------
          OF EACH                                   PER
          MONTH        36   PAYMENTS OF $ 1,002.35  MONTH   $               $ 1,002.35       36          MONTHS
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  Advance Payment of $ 2,004.70            which equals the first and last   1           payment(s), a $ 0.00
                      ---------------------                               ---------------               ----------
  documentation fee, and a $ 0.00            security deposit MUST ACCOMPANY LEASE.
                            -----------------
==================================================================================================================

                       EQUIPMENT LEASE TERMS AND CONDITIONS

     1. LEASE. Lessee hereby leases from Lessor and Lessor leases to Lessee the equipment, machinery and other property described above (collectively "Equipment"). This Lease shall become effective only upon Lessor's execution hereof whereupon Lessee's obligations hereunder shall become NONCANCELLABLE by Lessee for any reason.

     2. TERM. The term of the lease for each unit of Equipment shall be the number of months described above as the Initial Lease Term commencing on the Lease Start Date appearing below Lessor's signature.

     3. RENT AND OTHER PAYMENTS. Lessee shall pay Lessor the advance payments and security deposit stated above upon its execution of this Lease. The advance payments and security deposit shall be non-refundable and applied against the amounts owing by Lessee hereunder. All monthly rental payments are payable in advance and, besides the first month's payment which is due as set forth above, shall be payable on the Payment Due Date indicated above or the first business day following any Payment Due Date that falls on a non-business day. Lessee also shall pay all sales, use, excise, personal property, stamp, documentary, ad valorem, registration and other taxes (except income taxes payable by Lessor), licenses, fees, assessments, fines, penalties, and other charges imposed on the ownership, possession, use or lease of the Equipment during the term of this Lease. All amounts payable to Lessor under this Lease shall be paid to Lessor in currency of the United States of America at Lessor's address set forth above or any other address which Lessor may provide Lessor with notice from time to time.

     4. SELECTION OF EQUIPMENT; SUPPLIER'S WARRANTIES; FINANCE LEASE. LESSEE ACKNOWLEDGES THAT: (a) LESSEE HAS SELECTED BOTH THE EQUIPMENT AND
INITIALS  THE SUPPLIER THEREOF; (b) LESSOR IS NOT THE MANUFACTURER OR
    D     SUPPLIER OF THE EQUIPMENT AND HAS ACQUIRED THE EQUIPMENT
--------- SPECIFICALLY FOR LEASING SUCH EQUIPMENT TO LESSEE AT LESSEE'S
    D     REQUEST IN CONNECTION WITH THIS LEASE; (c) LESSEE HAS BEEN PROVIDED
--------- WITH A COPY OF THE PURCHASE CONTRACT FOR THE EQUIPMENT BEFORE
          EXECUTING THIS LEASE; (d) LESSEE HAS BEEN ADVISED BY LESSOR THAT LESSEE IS ENTITLED TO ANY PROMISES AND WARRANTIES PROVIDED TO THE LESSOR IN CONNECTION WITH THE EQUIPMENT BY THE SUPPLIER THEREOF AND IS ENTITLED TO CONTACT THE SUPPLIER TO RECEIVE AN ACCURATE AND COMPLETE STATEMENT OF THOSE PROMISES AND WARRANTIES INCLUDING ANY DISCLAIMERS AND LIMITATIONS OF SUCH PROMISES AND WARRANTIES OR ANY REMEDIES IN CONNECTION THEREWITH; and (e) THIS LEASE QUALIFIES AS A STATUTORY "FINANCE LEASE" UNDER ARTICLE 2A OF THE UNIFORM
          COMMERCIAL CODE.

     5. DELIVERY AND ACCEPTANCE. Lessee agrees to accept the Equipment when delivered to Lessee by Lessor or the supplier thereof. Upon its receipt of the Equipment, Lessee shall execute and provide Lessor with a delivery and acceptance certificate in a form acceptable to Lessor which acknowledges the delivery and Lessee's acceptance of the Equipment without any reservations of any kind. Lessee agrees to hold Lessor harmless from specific performance or damages if the supplier fails to deliver, or causes a delays in the delivery of, the Equipment or if the Equipment is defective, nonconforming or otherwise unsatisfactory for any reason. The occurrence of any of the foregoing factors shall not affect the validity of this Lease or the payment and performance of Lessee's obligations hereunder.

     6. DISCLAIMER OF WARRANTIES AND CLAIMS; LIMITATION OF REMEDIES. Lessee hereby acknowledges that:

                  (a) Lessor is leasing to Lessee and Lessee is leasing from Lessor the Equipment "AS IS" and "WITH ALL FAULTS" and Lessor makes not express or implied representations or warranties with respect to the Equipment including, but not limited to, those pertaining to title, condition, design, capacity, MERCHANTABILITY, or FITNESS FOR ANY PARTICULAR PURPOSE;

                  (b) Lessee has been provided with the opportunity to inspect the Equipment but has refused to do so or has inspected the Equipment and determined that it is in good condition and acceptable in all respects;

                  (c) If the Equipment is not properly installed, does not operate as represented or warranted by the supplier or manufacturer, or is unsatisfactory for any reason, Lessee's only recourse shall be against the supplier or manufacturer of the Equipment and not against Lessor. Lessor hereby assigns to Lessee any warranties made by the supplier or the manufacturer of the Equipment so long as Lessee is not in default upon its obligations under this Lease;

                 (d) REGARDLESS OF ANY PROBLEMS WITH RESPECT TO THE EQUIPMENT, LESSEE SHALL PAY THE VARIOUS AMOUNTS OWING AND PERFORM ITS OTHER OBLIGATIONS UNDER THIS LEASE WITHOUT SETOFF OR ABATEMENT OF ANY KIND AND LESSEE SHALL HAVE NO REMEDY AGAINST LESSOR FOR ANY CONSEQUENTIAL OR INCIDENTAL DAMAGES IN CONNECTION THEREWITH; and

                 (e) The Equipment is being leased to Lessee solely for commercial or business (and not for personal, family, household, or agricultural) purposes.

     7. TITLE; ABSENCE OF LIENS, SECURITY INTERESTS, ENCUMBRANCES AND CLAIMS; FILINGS. Lessor shall remain the sole owner of the Equipment under all conditions. Lessee acknowledges that the Equipment is and shall remain personal property at all times despite its affixation to any real property. Lessee shall keep the Equipment and this Lease free and clear of all encumbrances, liens, levies, encumbrances and claims of any kind (besides those belonging to or created by Lessor) and shall defend Lessor's rights, title and interests in and to the Equipment and this Lease against any unauthorized encumbrances, liens, levies, encumbrances or claims (collectively "Unauthorized Claims") at Lessee's expense. Lessee shall immediately provide Lessor with written notice of any actual or threatended Unauthorized Claims. Lessee, at its expense, shall take all actions and execute, file and record all financing statements and other documents that may be necessary to establish, maintain, and preserve Lessor's rights, title and interests in the Equipment and provide any third parties with notice thereof.

     8. DISPOSTION OF EQUIPMENT. Lessee shall not assign, convey, lease, sell or transfer any of the Equipment to any third party without the prior written consent of Lessor which may be withheld in its sole discretion.

      9. LOCATION; USE; INSPECTION. The Equipment shall be located and used solely by Lessee at Lessee's address described in this Lease or at any other location for which Lessee has obtained Lessor's prior written consent. Lessee, at its expense, shall take all necessary actions to maintain and keep the Equipment in good repair and working order and preserve the full value thereof. Lessee shall use the Equipment only in its business operations and in accordance with all applicable statutes, ordinances, regulations, orders, decrees, rulings, manufacturer's recommendations, and insurance policies.
          Any supplies required for the use of the Equipment also shall meet the manufacturer's specifications. Lessee shall permit and cause any third party to permit Lessor to enter Lessee's or such third party's premises and inspect the Equipment and any books or records pertaining thereto during normal business hours. Lessee shall provide and cause any third party to provide any assistance required by Lessor for these purposes. All of the signatures and information contained in the foregoing books and records shall be genuine, true, accurate and complete in all respects.

     10. ADDITIONS, ALTERATIONS AND OTHER CHANGES. Lessee shall not make any additions, alterations or other changes to the Equipment without Lessor's prior written consent. Notwithstanding the foregoing and without curing any resulting event of default under this Lease, all additions, attachments, modifications, replacements or substitutions to the Equipment shall become part of the Equipment and belong to Lessor.

     11. FINANCIAL REPORTS. Lessee shall report, in a form satisfactory to Lessor, such information as Lessor may request regarding Lessee's business operations and financial condition or the Equipment. The information shall be for such periods, shall reflect Lessee's records at such time, and shall be rendered with such frequency as Lessor may designate. All information furnished by Lessee to Lessor shall be true, accurate and complete in all respects.

     12. REPRESENTATIONS AND WARRANTIES. Lessee represents and warrants to Lessor that: (a) Lessee's federal tax identification or social security number is______________; (b) Lessee is a CALIFORNIA duly organized and validly existing under the laws of the State of CA and authorized to own property and transact business in each location where its business is conducted, (c) Lessee's chief executive office, chief place of business, office where its business records are located, or residence is the address described in this Lease. Lessee's other executive offices, places of business and locations of its business records are ________________________. Lessee shall immediately advise Lessor in writing of any change in or addition to the foregoing addresses; (d) Lessee shall not become a party to any restructuring of its form of business or participate in any consolidation, merger, liquidation or dissolution without obtaining Lessor's prior written consent; (e) Lessee shall provide Lessor with thirty (30) or more days' prior written notice of any intended change of Lessee's name or the use of any tradename; (f) No action or proceeding is or shall be pending or threatened against Lessee which might result in any material and adverse change in its business operations or financial condition or materially affect the Equipment; (g) this Lease has been duly authorized, executed and delivered by Lessee and constitutes the legal, valid and binding obligations of Lessee in accordance with the terms and conditions set forth herein; and (h) Lessee's execution, delivery and performance of its obligations under this Lease does not and shall not violate any statute, ordinance, regulation, order, decree, ruling, regulation, or agreement binding upon or otherwise applicable to Lessee. Any person executing this Lease for Lessee represents and warrants to Lessor that he is duly authorized and empowered to bind Lessee to the terms and conditions set forth herein.

SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS WHICH ARE A PART OF THIS LEASE.

     13. LOSS, THEFT, DAMAGE, DESTRUCTION. Lessee shall bear the entire risk of any loss, theft, damage or destruction (collectively "Loss or Damage") of the Equipment from any cause whatsoever and acknowledges that no Loss or Damage, whether upon delivery or thereafter, shall relieve Lessee from the payment and performance of its obligations under this Lease. In the event of any Loss or Damage of the Equipment or any part thereof, Lessee shall immediately provide Lessor with written notice thereof and, at the option of Lessor and Lessee's sole expense, shall:

                (a) make all necessary repairs to place the Equipment in the condition that existed prior to such Loss or Damage;

                (b) replace the lost, stolen, damaged or destroyed Equipment with the same or similar goods that are acceptable to Lessor in all respects (title to the replacement goods shall immediately be vested in Lessor free and clear of all liens, security interests, encumbrances or claims of any kind and the replacement goods shall become subject to all of the terms and conditions affecting the Equipment under this Lease); or

                (c) pay to Lessor the total of the following amounts:

                    (i) all accrued but unpaid amounts owing under this Lease at the time of payment; and

                    (ii) all unaccrued amounts payable to Lessor from the date of payment to the end of the term of this Lease together with Lessor's estimated residual value for the Equipment discounted at the time of payment to its present value by a factor of six percent (6%) per annum.

          Upon such payment, Lessor shall assign to Lessee all of its rights, title and interest in and to the Equipment "AS IS" and "WITH ALL FAULTS" and without any express or implied representations or warranties of any kind including but not limited to those pertaining to MERCHANTABILITY or FITNESS FOR A PARTICULAR PURPOSE.

     14. INSURANCE. Lessee, at its expense, shall obtain and maintain insurance against any Loss or Damage to the Equipment for the greater of: (a) the replacement value of the Equipment; or (b) the sum of the rental payments and other amounts remaining to be paid under this Lease. Such insurance policies shall name Lessor as loss payee. In addition, Lessee, at its expense, shall public liability and property damage insurance with respect to its business operations and premises. Such insurance policies shall name Lessor and its assigns as additional insureds. All of the foregoing insurance policies shall be in forms, amounts, and with companies satisfactory to Lessor in its discretion. Without limiting the foregoing, all of the insurance policies shall provide that no act or omission of Lessee or any other person shall affect the right of Lessor or its assigns to be paid any insurance proceeds and require the insurance company to provide Lessor with at least 30 days' written notice prior to any alteration or cancellation of such policies. Lessee shall deliver certificates of insurance and copies of the insurance policies to Lessor upon the request of the latter party.

     15. RETURN OF EQUIPMENT. Upon the expiration or prior cancellation of this Lease, Lessee shall, at Lessee's own expense and risk, promptly return the Equipment to Lessor by delivering such Equipment, packed and ready for shipment, to such place or carrier as Lessor may specify, in the same condition as originally provided to Lessee except for reasonable wear and tear. In the event Lessee does not return the Equipment as specified in the foregoing sentence, Lessee shall pay Lessor 150% of the rental payments and other amounts payable under this Lease for the continued use of Equipment on a prorated basis. Such payments shall be due and payable on the same day of each month as the Payment Due Dates unless Lessee is required to pay such amounts on an earlier date pursuant to the terms and conditions set forth in this Lease. The acceptance of such payments shall not waive Lessee's default or Lessor's other rights under this Lease and shall not constitute an extension of the term of this Lease under any circumstances.

     16. DEFAULT; REMEDIES. Lessee shall be in default under this Lease in the event that Lessee, any guarantor, or any other party liable for or securing the payment and performance of some or all of the obligations described herein:

                    (i) fails to pay any rental payment or other amount or perform any obligation as required by this Lease or any other present or future written agreement between Lessor and such party;

                    (ii) breaches any covenant, representation or warranty to Lessor contained in this Lease or any other agreement between Lessor and such party;

                    (iii) provides or causes any false or misleading signature or representation to be provided to Lessor;

                    (iv) defaults upon any material agreement with a third party;

                    (v) allows the Equipment to be lost, stolen, damaged or destroyed in any material respect (and does not repair or replace the Equipment or pay Lessor the various amounts as set forth in this Lease);

                    (vi) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against it or any of its property;

                    (vii) becomes the subject of any bankruptcy, reorganization or insolvency proceeding; or

                    (viii) causes Lessor to deem itself insecure in good faith for any reason.

          If there is a default under this Lease, Lessor shall be entitled to exercise one or more of the following remedies without presentment, dishonor, notice or demand of any kind (all of which are hereby waived by Lessee):

                (a) to cancel the Lease;

                (b) to collect the following amounts with or without resorting to judicial process:

                    (i) all accrued but unpaid amounts payable under this Lease through the earlier of the date on which those amounts are paid to Lessor or judgment is entered in Lessor's favor therefor;

                    (ii) all unaccrued amounts payable under this Lease as of the earlier of the date on which those amounts are paid to Lessor or judgment is entered in Lessor's favor therefor and, if the Equipment has not been returned to Lessor, Lessor's estimated residual value for the Equipment both discounted to their present value as of the earlier of the date on which those amounts are paid to Lessor or judgment is entered in Lessor's favor therefor by a factor of six percent (6%) per annum;

                    (iii) interest on any delinquent amounts payable to Lessor under this Lease at the rate set forth herein;

                    (iv) all of Lessor's incidental damages and other amounts expended in the repossession, repair, preparation and advertising for sale or lease, resale, release, or other disposition of the Equipment or the enforcement of Lessor's rights hereunder; and

                    (v) all other amounts recoverable by Lessor under this Lease or applicable law.

                (c) to enter Lessee or any third party's premises and take possession of the Equipment;

                (d) to require Lessee to deliver and make available to Lessor the Equipment at the location described in Section 15 of this Lease;

                (e) at Lessor's option, to sell, release or otherwise dispose of the Equipment under such terms and conditions as may be acceptable to Lessor in its discretion. In the event that Lessor elects to sell or release the Equipment, Lessor shall provide Lessee with a setoff against Lessee's outstanding obligations to Lessor under this Lease for the net sale proceeds actually received by Lessor or the net rental payments payable to Lessor under the replacement lease during the mandatory term of this Lease discounted to their present value as of the commencement date of the replacement lease by a factor of six percent (6%) per annum; provided, however, that Lessor shall not be accountable to Lessee or any third party for any profits made upon the sale, release or other disposition of the Equipment under any circumstances;

                (f) to setoff the amounts payable to Lessor against any amounts due to Lessee; and

                (g) to exercise all other rights available to Lessor under this Lease, any other written agreement, or applicable law.

          Lessor's rights are cumulative and may be exercised together, separately, and in any order. In the event that Lessor institutes an action to recover the Equipment or seeks the recovery of the Equipment by way of a prejudgment remedy in an action against Lessee, Lessee waives the posting of any bond which might otherwise be required.

     17.  ESSENCE OF TIME. Lessee and Lessor agree that time is of the essence.

     18. INDEMNITY. Lessor shall not assume or be responsible for the performance of any of Lessee's obligations with respect to the Equipment under any circumstances. Lessee shall immediately provide Lessor with written notice of and indemnify and hold Lessor and its shareholders, directors, officers, employees, and agents (collectively "Indemnified Parties") harmless from all claims, damages, liabilities (including attorneys' fees and legal expenses), causes of action, actions, suits and other legal proceedings (collectively "Claims") pertaining to its business operations or the ownership, lease, possession, or use of the Equipment including, but not limited to, Lessor's performance of Lessee's obligations with respect to the Equipment. Lessee, upon the request of Lessor, shall hire legal counsel to defend the indemnified parties from such Claims, and pay the attorneys' fees, legal expenses and other costs incurred in connection therewith. In the alternative, the Indemnified Parties shall be entitled to employ their own legal counsel to defend such Claims at Lessee's cost.

     19. FURTHER ASSURANCES. Lessee shall execute all additional documents and take all additional actions as Lessor may deem necessary or advisable to establish, maintain, protect or preserve Lessor's rights, title and interest in the Equipment or otherwise carry out the intent and purposes of this Lease.

     20. POWER OF ATTORNEY. Lessee hereby appoints Lessor as its attorney-in-fact to: (a) take any actions necessary to complete, or correct any mistake contained in, this Lease or any related financing statements or other documents including, but not limited to, completing the quantity, serial numbers or other description of the Equipment, filling in any blank spaces, inserting any missing dates or other information, or correcting any erroneous words or phrases;
          (b) endorse Lessee's name on all instruments and other remittances payable to Lessee with respect to the Equipment or any insurance coverage therefor; and (c) take any action or execute any document required to be taken or executed by Lessee under this Agreement. Lessor's performance of such actions or execution of such documents shall be taken or not taken in its sole discretion and shall not relieve Lessee from any obligation or cure any default under this Agreement. The powers of attorney described in this paragraph are coupled with an interest and irrevocable.

     21. LATE CHARGES AND INTEREST. Lessee shall pay Lessor a late charge at the lower of 5% of the delinquent amounts or the highest rate permitted by law on any amount payable to Lessor under this Lease that is not paid when due. In addition, Lessee shall pay Lessor interest on any amounts payable to Lessor that are more than thirty (30) days delinquent at the lower of 24% per annum or the highest rate permitted by law.

     22. REIMBURSEMENT OF AMOUNTS EXPENDED BY LESSOR. Upon demand, Lessee shall reimburse Lessor for all amounts (including attorneys' fees, legal expenses and court costs) expended by Lessor in the performance of any action required to be taken by Lessee or the exercise of any right or remedy belonging to Lessor under this Lease, together with interest thereon at the lower of 24% per annum or the highest rate allowed by law from the date of payment until the date of reimbursement.

     23. SURVIVAL. All of the representations, warranties, indemnification and hold harmless and other obligations described in this Lease shall survive the expiration or cancellation of this Lease.

     24. ASSIGNMENT. Lessee shall not be entitled to assign any of its rights, remedies or obligations described in this Lease without the prior written consent of Lessor which may be withheld by Lessor in its sole discretion. Lessor shall be entitled to assign some or all of its rights and remedies described in this Lease without notice to or the prior consent of Lessee in any manner. Lessee hereby waives and shall not assert against such assignee any claims, defenses, setoffs or counterclaims that Lessee possesses against Lessor with respect to this Lease or otherwise. Lessor shall be entitled to provide any regulatory agency or prospective or actual assignee, lender, or participant with any information provided to or generated by Lessor in connection with Lessee or this Lease.

     25. MODIFICATION AND WAIVER. The modification or waiver of any of Lessee's INITIALS obligations or Lessor's rights under this Lease must be contained in a writing signed by Lessor.  Lessor may perform any of Lessee's
-------- obligations or delay or fail to exercise any of its rights under this Lease without causing a waiver of those obligations or rights. A
-------- waiver on one occasion shall not constitute a waiver on any other occasion. Lessee's obligations under this Lease shall not be affected if Lessor amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Lessee or third party or any of its rights against any Lessee, third party or property.

     26. SUCCESSORS AND ASSIGNS. This Lease shall be binding upon and inure to the benefit of Lessee and Lessor and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

     27. NOTICES. Any notice or other communication to be provided under this Lease shall be in writing and shall be deemed given when sent via telecopy, or overnight, certified, registered or regular mail to the parties at the addresses described in this Lease or such other address as the parties may designate in writing from time to time.

     28. SEVERABILITY. If any provision of this Lease violates the law or is unenforceable, the rest of the Agreement shall remain valid.

     29. APPLICABLE LAW. This Lease shall be governed by the laws of the State of Colorado. Lessee consents to the jurisdiction and venue of and agrees that Lessor may remove any existing litigation to any court located in the City and County of Denver, State of Colorado. In the event of any legal proceeding pertaining to the negotiation, execution or delivery of this Lease or any related document, the payment and performance of any indebtedness, liability or obligation or the enforcement of any right or remedy described therein, or any claim, defense, setoff or counterclaim arising or asserted in connection therewith.

     30. COLLECTION COSTS. If Lessor hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Lease, Lessee agrees to pay Lessor's attorneys' fees, legal expenses and court costs (before trial, at trial, and on appeal).

     31.  ADDITIONAL PROVISIONS (NONE IF LEFT BLANK).



     32. MISCELLANEOUS. All references to Lessee in this Lease shall include all persons signing below. If there is more than one Lessee, their obligations shall be joint and several and their joint and/or several property shall be included in the Equipment. This Lease and any related documents represent the complete and integrated understanding between Lessee and Lessor pertaining to the terms and conditions described herein.

     33. WAIVER OF JURY TRIAL. LESSEE AND LESSOR EACH WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THE NEGOTIATION, EXECUTION OR DELIVERY OF THIS LEASE OR ANY RELATED DOCUMENT, THE PAYMENT AND PERFORMANCE OF ANY INDEBTEDNESS, LIABILITY OR
          OBLIGATION OR THE ENFORCEMENT OF ANY RIGHT OR REMEDY DESCRIBED THEREIN, OR ANY CLAIM, DEFENSE, SETOFF OR COUNTERCLAIM ARISING OR ASSERTED IN CONNECTION THEREWITH.


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ACCEPTED IN COLORADO                                          This agreement shall not be effective until executed by the Lessee
LFC INC. (LESSOR)                                             and accepted by an authorized representative of Lessor at its principal place of business.


                                                              LESSEE        INTERACTIVE TELESIS, INC.
                                                                     ------------------------------------------------------------



BY                                                            BY           /s/ Donald Cameron  9-28-00
   -----------------------------------------                     ----------------------------------------------------------------
                                                                 DONALD CAMERON, PRESIDENT      DATE


DATE
     ---------------------------------------                     ----------------------------------------------------------------
                         (LEASE START DATE)                             SIGNATURE / TITLE       DATE

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SCHEDULE "A"
EQUIPMENT SCHEDULE

THIS SCHEDULE is attached hereto and made part of that certain Equipment
Lease Agreement, number                 , ("LEASE") between LFC, Inc., as
LESSOR, and Interactive Telesis, Inc., as LESSEE.

30   RECOGNITION PORT-TIER 4-US ENGLISH - VERSION 7.0.X











Lessee hereby certifies that the description of personal property set forth above constitutes an accurate account of the Equipment, as such is defined in the Lease Agreement of which this Schedule is a part.

Lessee:   Interactive Telesis, Inc.        Lessor:   LFC, Inc.

By:      /S/ Donald E. Cameron             By:
        --------------------------------          -----------------------------
             Donald E. Cameron

Title:              President              Title:
        --------------------------------          -----------------------------

Date:    /S/  9-28-00                      Date:
        --------------------------------          -----------------------------

LFC INC.                                SECRETARY'S CERTIFICATE OF DIRECTORS'
------------------------------------      RESOLUTIONS AND INCUMBENCY FOR
6960 E. BELLEVIEW AVE., SUITE 320 -              CORPORATE LESSEE
ENGLEWOOD, CO 80110 - (303) 694-9713




     WHEREAS, INTERACTIVE TELESIS, INC.   ("Lessee") desires to enter into
certain equipment leases and/or other financing arrangements with LFC, Inc. ("Lessor") pursuant to which it is contemplated that Lessor may lease certain equipment and/or extend other financing arrangements to Lessee; and

     WHEREAS, Lessee deems the foregoing leases and other financing arrangements with Lessor to be in its best interests;

     NOW, THEREFORE, it is hereby:

     RESOLVED, that any of the officers of Lessee, and each of them, are hereby authorized, directed and empowered, either jointly or severally, for and on behalf of and in the name of Lessee to enter into such leases and other financing arrangements with Lessor and any other party at this time or at any other time, as they, or any of them, may see fit; and it is further

     RESOLVED, that said officers, and each of them, are hereby authorized, directed and empowered, either jointly or severally, for and on behalf of and in the name of Lessee, to lease any equipment from Lessor and grant security interests in, mortgage or pledge any or all of the property and assets of Lessee, real, personal, or mixed, tangible or intangible, to Lessor or any third party as security; and it is further

     RESOLVED, that said officers, and each of them, are hereby authorized, directed and empowered to make, execute and deliver to Lessor or any third party, either jointly or severally, for and on behalf of and in the name of Lessee, any and all leases, instruments, agreements, financing statements, and other documents with or in favor of Lessor and any and all amendments, supplements, modifications, extensions, restatements, renewals or replacements thereof; and it is further

     RESOLVED, that all action heretofore taken and all documentation heretofore delivered by any of said officers, or by any individual who currently holds or has held any of said offices, in furtherance of the foregoing is hereby ratified, adopted, approved and confirmed and declared to be binding and enforceable obligations of Lessee in accordance with the respective terms and provisions thereof; and it is further

     RESOLVED, that the authorizations herein set forth shall remain in full force and effect until written notice of their modification or discontinuance shall be given to and actually received by Lessor at its address designated in the documents mentioned above, but no such modification or discontinuance shall affect the validity of the acts of any person authorized to so act by these resolutions performed prior to the receipt of such notice by Lessor.

     I /S/ William R. Adams do hereby certify that I am the Secretary of Lessee which is duly organized and validly existing under the laws of the State of /S/ Delaware and licensed to conduct business in each applicable jurisdiction; that I am the keeper of the corporate records and the seal of Lessee; that the foregoing is a true and correct copy of resolutions duly adopted and ratified at a special meeting of the Board of Directors of Lessee, duly convened and held in accordance with its By Laws and the laws of said State on the /S/ 25th day of /S/ Sep, /S/ 2000 , as taken and transcribed by me from the minutes of said meeting and compared by me with the original of said resolutions recorded in said minutes; that the same have not in any way been modified, repealed or rescinded but are in full force and effect; and that the foregoing resolutions are not inconsistent with the Certificate of Incorporation and By Laws of Lessee.

     I further certify that the following are all of the officers of Lessee and that the signatures placed next to their names are genuine and authentic in all respects;
                                     OFFICERS

President       DONALD E. CAMERON                 /S/ DONALD E. CAMERON *
                ------------------------------    ---------------------------
Vice President  /S/     N/A                       /S/     N/A.
                ------------------------------    ---------------------------
Secretary       /S/   William R. Adams            /S/  William R. Adams
                ------------------------------    ---------------------------
Treasurer       /S/     N/A                       /S/      N/A
                ------------------------------    ---------------------------

                                      DIRECTORS

                ------------------------------    ---------------------------

                ------------------------------    ---------------------------

                ------------------------------    ---------------------------

                ------------------------------    ---------------------------


WITNESS, my hand and the seal of Lessee on this /S/28th day of /S/Sep, /S/2000.

                                            /S/  William R. Adams
                                            ------------------------------
                                                 Secretary

[Corporate Seal]


I, /S/ Donald E. Cameron, the President of Lessee do hereby certify that
/S/ William R. Adams is the duly appointed and incumbent Secretary of Lessee.


                                            By /S/ Donald E. Cameron
                                            --------------------------------
                                            Title: President

AUTHORIZATION FOR INSURANCE COVERAGE


INS. AGENT  /S/  Gary T. Peterson
            ------------------------------------------------------------------
ADDRESS     /S/  4365 Executive Drive, Suite 1400
            ------------------------------------------------------------------
            /S/  San Diego, CA 92121
            ------------------------------------------------------------------
PHONE       /S/  (858) 535-1800         POLICY # /S/
            ----------------------------         -----------------------------

RE:     Interactive Telesis, Inc.


Gentlemen:

LFC, Inc. is about to enter into a Lease Agreement with the above referenced lessee. In accordance with our Lease Agreement, the lessee is responsible to provide insurance pertaining to the subject leased equipment, as follows:

    A) The Equipment must be insured against all risks of loss or damage from every cause whatsoever for not less than the full replacement value of $26,765.10 with a deductible not to exceed $500.00
    B) Third Party liability and property damage insurance providing $500,000.00 combined single limit, bodily injury and property damage coverage relative to the leased equipment.

LFC, Inc. shall be named as the loss payee and additional insured on the above described insurance.

As indicated by their signature below, the lessee has authorized LFC, Inc. to:

             1) Discuss the required insurance with your company; and,

             2) Authorize and instruct you, or any other insurance company, to provide such insurance as is required by our Lease Agreement, at our sole discretion and without obligation on our part; and,

             3) To debit lessee's account for any costs related thereto.

We respectfully request that you immediately provide the herein required insurance and provide proof of coverage to us by forwarding a copy of a Certificate of Insurance by fax to 480-941-4588, with the original being sent by mail. Additionally, should the subject insurance be canceled or modified before the expiration date, you MUST give us 30 days notice.

LFC, Inc.                                  Acknowledged and Agreed to:
                                           Lessee:   Interactive Telesis, Inc.

By:                                        By:   /S/ Donald E. Cameron
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                                                     Donald E. Cameron

                                                            CONTINUING GUARANTY
LFC INC.
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6950 E. BELLEVIEW AVE., SUITE 320 ENGLEWOOD, CO 80110 (303)694-9713


            INTERACTIVE TELESIS, INC.                      DONALD E. CAMERON
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LESSEE:     12636 HIGH BLUFF DR #200        GUARANTOR:     1109 SYCAMOREVIEW DR
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            SAN DIEGO, CA 92130                            ENCINITAS, CA 92024
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LESSOR:               LFC, INC.
                      6950 EAST BELLEVIEW AVENUE, SUITE 320
                      ENGLEWOOD, COLORADO 80111

1. CONSIDERATION. This Continuing Guaranty ("Guaranty") is executed and delivered to Lessor to induce Lessor to lease certain equipment and provide other financial accommodations to Lessee including, but not limited to, those leasing arrangements described in Equipment Lease No. _______ between the Lessee and Lessor dated as of 7-28-00, 19__ ("Equipment Lease").

2. GUARANTY. Guarantor hereby jointly and severally, absolutely and unconditionally, guaranties the prompt and full payment and performance of Lessee's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants (collectively "Obligations") to Lessor of any kind including, but not limited to, those described in the Equipment Lease and any amendments, modifications, replacements or substitutions thereto. The foregoing guaranty shall not be limited in any way.

3. ABSOLUTE AND CONTINUING NATURE OF GUARANTY. Guarantor's obligations under this Guaranty are absolute and continuing and shall not be affected or impaired if Lessor amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Lessee, Guarantor or any third party or any of Lessor's rights against any Lessee, Guarantor, third party, or any property. In addition, Guarantor's obligations under this Guaranty shall not be affected or impaired by the death, incompetency, termination, dissolution, insolvency, business cessation, or other financial deterioration of any Lessee, Guarantor, or any third party.

4. DIRECT AND UNCONDITIONAL NATURE OF GUARANTY. Guarantor's obligations under this Guaranty are direct and unconditional and may be enforced without requiring Lessor to exercise, enforce, or exhaust any right or remedy against any Lessee, Guarantor, third party, or property.

5. WAIVER OF NOTICE. Guarantor hereby waives notice of the acceptance of this Guaranty; notice of present and future loans or other financial accommodations by Lessor to any Lessee; notice of presentment for payment, demand, protest, dishonor, default and nonpayment pertaining to the Obligations and this Guaranty; and all other notices and demands to the maximum extent permitted by law.

6. INDEPENDENT INVESTIGATION. Guarantor's execution and delivery to Lessor of this Guaranty is based solely upon Guarantor's independent investigation of Lessee's financial condition and not upon any written or oral representation of Lessor in any manner. Guarantor assumes full responsibility for obtaining any additional information regarding Lessee's financial condition and Lessor shall not be required to furnish Guarantor with any information regarding Lessee's financial condition.

7. ACCEPTANCE OF RISKS. Guarantor acknowledges the absolute and continuing nature of this Guaranty and voluntarily accepts the full range of risks associated herewith including, but not limited to, the risk that Lessee's financial condition may deteriorate or, if this Guaranty is unlimited, the risk that Lessee may incur additional obligations to Lessor in the future.

8. WAIVER OF SUBROGATION. Guarantor hereby waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which it may now or hereafter have against Lessee or any other person directly or contingently liable for the Obligations guarantied hereunder or against or with respect to Lessee's property (including, but not limited to, any collatoral securing the payment and performance of the Obligations) arising from the existence or performance of this Guaranty.

9. APPLICATION OF PAYMENTS. Lessor shall be entitled to apply any payments or other monies received from Lessee, any third party, or any property against the Obligations in any order. Without limiting the foregoing, Lessor shall be entitled to apply such payments or other monies to the Obligations not guarantied by this Guaranty prior to the Obligations guarantied hereby.

10. ESSENCE OF TIME. Guarantor and Lessor agree that time is of the essence.

11. TERMINATION. This Guaranty shall remain in full force and effect until Lessor executes and delivers to Guarantor a written release thereof. Notwithstanding the foregoing, Guarantor shall be entitled to terminate any guaranty of Lessee's future Obligations to Lessor upon any anniversary of this Guaranty by providing Lessor with 60 or more days' prior written notice thereof. Notice shall be deemed given when received by Lessor.

12. ASSIGNMENT. Guarantor shall not assign any of its rights or obligations described in this Guaranty without Lessor's prior written consent which may be withheld by Lessor in its sole discretion. Lessor shall be entitled to assign some or all of its rights and remedies described in this Guaranty without notice to or the prior consent of Guarantor in any manner. Guarantor hereby waives and shall not assert against such assignee any claims, defenses, setoffs or counterclaims that Guarantor possesses against Lessor under this Guaranty or otherwise. Lessor shall be entitled to provide any regulatory agency or prospective or actual assignee, lender, or participant with any information provided to or generated by Lessor in connection with Guarantor or this Guaranty.

13. MODIFICATION AND WAIVER. The modification or waiver of any of Guarantor's obligations or Lessor's rights under this Guaranty must be contained in a writing signed by Lessor. Lessor may delay in exercising or fail to exercise any of its rights without causing a waiver of those rights. A waiver on one occasion shall not constitute a waiver on any other occasion.

14. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon and inure to the benefit of Guarantor and Lessor and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

15. NOTICES. Any notice or other communication to be provided under this Guaranty shall be in writing and sent to the parties at the addresses described in this Guaranty or such other addresses as the parties may designate in writing from time to time.

16. SEVERABILITY. If any provision of this Guaranty violates the law or is unenforceable, the rest of the Guaranty shall remain valid.

17. APPLICABLE LAW. This Guaranty shall be governed by the laws of the State of Colorado. Guarantor consents to the jurisdiction and venue of any court located in the County of Arapahoo, State of Colorado, in the event of any legal proceeding pertaining to negotiation, execution or delivery of this Guaranty or any related document, the payment and performance of any indebtedness, liability or obligation or the enforcement of any right or remedy described herein, or any claim, defense, setoff or counterclaim arising or asserted in connection therewith.

18. COLLECTION COSTS. Lessor shall be entitled from Guarantor its attorneys' fees, and other costs and expenses incurred before trial, at trial and on appeal in the collection of this Guaranty or in any litigation pertaining to the negotiation, execution or delivery of this Guaranty or any related document, the payment and performance of any indebtedness, liability or obligation or the enforcement of any right or remedy described herein, or any claim, defense, setoff or counterclaim arising or asserted in connection therewith.

19. MISCELLANEOUS. This Guaranty is executed for commercial purposes. All references to Guarantor in this Guaranty shall include all persons signing below. If there is more than one Guarantor, their obligations shall be joint and several. This Guaranty represents the complete and integrated understanding between Guarantor and Lessor pertaining to the terms and conditions described herein.

20. WAIVER OF JURY TRIAL. GUARANTOR AND LESSOR EACH WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THE NEGOTIATION, EXECUTION OR DELIVERY OF THIS GUARANTY OR ANY RELATED DOCUMENT. THE PAYMENT AND PERFORMANCE OF ANY INDEBTEDNESS, LIABILITY OR OBLIGATION OR THE ENFORCEMENT OF ANY RIGHT OR REMEDY DESCRIBED THEREIN, OR ANY CLAIM, DEFENSE, SETOFF OR COUNTERCLAIM ARISING OR ASSERTED IN CONNECTION THEREWITH.




Dated as of this 28 day of Sept 2000
GUARANTOR: DONALD E. CAMERON           GUARANTOR:
          --------------------------             ------------------------------
By: /s/ Donald Cameron                 By:
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